EXHIBIT 10.20




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                                 FIRST AMENDMENT
                                       TO
                                    AGREEMENT


This amendment (this "Amendment") is (a) made and entered into June 1, 2005 ("Amendment Effective Date"), by and among Sega Corporation, a Japanese Corporation , having its principal place of business at 1-2-12, Haneda, Ohta-ku, Tokyo, 144-8531, Japan ("Sega"), JC Enterntainment Corporation, a Republic of Korea Corporation, having its principal place of business at 4th floor, Rosedale building, Suseo-dong 724, Kangnam-ku, Seoul, Korea ("JCE") and Shanghai T2 Entertainment Co. Ltd. , a corporation duly organized and existing under the laws of The Peoples Republic of China, having its principal place of business at 5th Floor, 88 Qinjiang Road, Shanghai, China 200233 ("T2"; and Sega, JCE and T2 collectively, the "Parties" or each separately, a "Party"), and (b) an amendment to the Exclusive Software License Agreement (Game Title: Shenmue Online) dated August 3, 2004 (the "Agreement").

                                    Recitals


WHEREAS, T2 was formally known as Shanghai T2 Internet Technologies Co. Ltd.

WHEREAS, the Parties wish to amend the Agreement hereby.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties agree as follows:

1. DEFINITIONS.
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Except as expressly stated herein or modified in accordance with the provisions of this Amendment, all capitalized words and phrases contained herein shall have the definitions and meanings set forth in the Agreement.

2. AMENDMENT TO THE AGREEMENT.
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The Agreement is hereby amended by removing JCE from the Agreement as a Party.



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All rights, obligations and duties of JCE contained in or concerning the
Agreement shall belong to Sega (for the purpose of clarity, Sega can sub-contract any Sega obligation or duty which was a JCE obligation or duty, prior to the Amendment Effective Date) with retroactive effect as of the Amendment Effective Date. For the purpose of clarity, Parties hereby expressly acknowledges and agrees that JCE shall have no claims, rights, causes of action, obligations, duties or liabilities in or concerning the Agreement as of the Amendment Effective Date. The foregoing notwithstanding, JCE's obligations contained in Section 10 and Section 11.8 (as applied to Section 10) shall survive and apply to JCE notwithstanding JCE's removal from the Agreement.

3. TERM OF THIS AMENDMENT.
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This Amendment shall be effective from the Amendment Effective Date and shall end on expiration or termination of the Agreement.

4. REMAINS OF THE ORIGINAL AGREEMENT.
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Except as expressly modified in accordance with the provisions of this
Amendment, all other terms and conditions set forth in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers or representatives.

Sega:                                      JCE:
Sega Corporation                           JC Entertainment Corporation

By:  /s/ Hisao Oguchi                      By:  /s/ Yang Shin, Kim

Name: Hisao Oguchi                         Name: Yang Shin, Kim

Title: President & Chief Operating         Title: Chief Executive Officer
Officer

Date: 08/22/05                             Date: 08/09/05


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T2:
Shanghai T2 Entertainment Co. Ltd.


By:  /s/ Wang Ji

Name: Wang Ji

Title: President
Date: 08/12/05






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                                    AMENDMENT
                                       TO
                                    AGREEMENT


This amendment ("Amendment") is (a) made and entered into August 5, 2005 ("Amendment Effective Date"), by and between Sega Corporation, a Japanese Corporation , having its principal place of business at 1-2-12, Haneda, Ohta-ku, Tokyo, 144-8531, Japan ("Sega") and Shanghai Shanghai T2 Entertainment Co. Ltd., a corporation duly organized and existing under the laws of The Peoples Republic of China, having its principal place of business at 5th Floor, 88 Qinjiang Road, Shanghai, China 200233("Company"; and Sega and Company collectively, the "Parties" or each separately, a "Party"), and (b) an amendment to the following agreement(s) (collectively, the "Agreement"): the Exclusive Software License Agreement (Game Title: Shenmue Online) dated August 3, 2004, as amended by the Parties and JC Entertainment Corporation, by the Amendment to Agreement dated June 1, 2005, pursuant to which T2 has already paid to SEGA One Million Five Hundred Thousand Dollars (USD$1,500,000) (the "T2 Original Payment").

                                    Recitals


WHEREAS, the Parties wish to amend the Agreement hereby.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties agree as follows:

1. DEFINITIONS.
-------------------------------------------------------------------------------
   Except as expressly stated herein or modified in accordance with the provisions of this Amendment, all capitalized words and phrases contained herein shall have the definitions and meanings set forth in the Agreement.

2. AMENDMENT TO THE AGREEMENT.
-------------------------------------------------------------------------------
The Agreement is hereby amended as follows:


(a)     Section 5.4 is hereby deleted in its entirety and replaced by the following:
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      "5.4  Delivery. SEGA shall deliver the Open Beta Version to T2 as set forth in this Agreement, to T2's place of business as set forth in
            Section 15.1. SEGA shall make such delivery by not later than August 31, 2006. The Open Beta Version will be delivered in CD-ROM form, by FTP, or by such other electronic means as the SEGA and T2 may agree from time to time.";

(b) Section 5.5 is hereby deleted in its entirety and replaced by the following:

      "5.5 Development Progress. SEGA shall set targets to inform T2 of the progress of development of the Licensed Software according to the following schedule:


          1. The target for SEGA to update T2 on the progress of development of the prototype of the Licensed Software shall be during the month of September, 2005.

          2. The target for SEGA to update T2 on the progress of development of the Closed Beta Version of the Licensed Software shall be during the month of June, 2006.

          3. The target for SEGA to update T2 on the progress of development of the Open Beta Version of the Licensed Software shall be during the month of August, 2006.";

(c) Section 7.1 is hereby deleted in its entirety and replaced by the following:

      "7.1 License Fee. T2 shall pay SEGA a non-refundable and non-recoupable license fee equal to Three Million Dollars (USD$3,000,000) (the "License Fee"). The License Fee shall be deemed fully-accrued on the Effective Date and shall be paid in four (4) installments as follows:

            7.1.1 On the Amendment Effective Date, T2 shall pay SEGA the first of the four (4) installment payments, which payment shall be equal to Three Hundred Thousand Dollars (USD$300,000);

            7.1.2 On September 30, 2005, T2 shall pay SEGA the second of the four (4) installment payments, which payment shall be equal to Three Hundred Thousand Dollars (USD$300,000);

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            7.1.3 On June 30, 2006, T2 shall pay SEGA the third of the four (4)
                  installment payments, which payment shall be equal to One Million Two Hundred Thousand Dollars (USD$1,200,000);

            7.1.4 On August 31, 2006, T2 shall pay SEGA the fourth of the four
                  (4) installment payments, which payment shall be equal to One Million Two Hundred Thousand Dollars (USD$1,200,000).";

(d) Section 7.2 is hereby amended by deleting the words "Commercial Release" and replacing them with the words "Commercial Launch Date of the Commercial Version;

(e)     A new Section 7.10 is hereby added as follows:

         7.10 Penalties. The following penalties shall apply:

         "7.10.1 If SEGA fails to deliver the Open Beta Version of the Licensed Software to T2 (which delivery shall be made in CD-ROM form, by FTP, or by such other electronic means as SEGA and T2 may agree) by September 1, 2006, then the Royalties shall be reduced from thirty-three percent (33%) to twenty-eight percent (28%) for the same number of days that pass between September 1, 2006 and the actual date that SEGA delivers the Open Beta Version of the Licensed Software, and then shall return to thirty-three percent (33%) thereafter.

         "7.10.2 If SEGA fails to deliver the Open Beta Version of the Licensed Software to T2 for more than five (5) months after August 31, 2005, such that SEGA has not yet delivered the Open Beta Version of the Licensed Software to T2 by February 1, 2006, then T2 may elect to terminate this Agreement, in which case SEGA shall return any portion of the License Fee already paid by T2 to SEGA plus interest based on the basic monthly deposit interest rate of the People's Bank of China, which shall be calculated as having started accruing on September 1, 2006 and continuing to accrue until either (a) the date that SEGA delivers the Open Beta Version of the Licensed Software to T2, or (b) T2 provides written notice of termination of this Agreement pursuant to this subsection to Sega, whichever occurs earlier.

         "7.10.3 If, after Sega delivers the Open Beta Version of the Licensed Software to T2 (the "Actual Open Beta Delivery Date"), T2 then

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                  makes the Commercial Launch Date of the Commercial Version more than three (3) months after the Actual Open Beta Delivery Date, then the Royalties shall be increased from thirty-three percent (33%) to thirty-eight percent (38%) for the same number of days that pass between the Actual Open Beta Delivery Date and the Commercial Launch Date of the Commercial Version, and then shall return to thirty-three percent (33%) thereafter.";

   and

(f) A new Section 7.11 is hereby added as follows:

            "7.11 Repayment of T2 Original Payment. SEGA shall pay back to T2 the total amount of the T2 Original Payment in the amount of One Million Five Hundred Thousand Dollars (USD$1,500,000) in full on the Amendment Effective Date".


3. TERM OF THIS AMENDMENT.
-------------------------------------------------------------------------------

This Amendment shall be effective from the Amendment Effective Date and shall end on expiration or termination of the Agreement.

4. REMAINS OF THE ORIGINAL AGREEMENT.
-------------------------------------------------------------------------------

Except as expressly modified in accordance with the provisions of this Amendment, all other terms and conditions set forth in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers or representatives.

Sega:                                      Company:
Sega Corporation                           Shanghai T2 Entertainment Co. Ltd.


By:  /s/ Hisao Oguchi                      By:  /s/ Wang Ji

Name: Hisao Oguchi                         Name: Wang Ji

Title: President & Chief Operating         Title: President
Officer

Date: 08/22/05                             Date:  08/11/05